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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       ----------------------------------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2001


                                 [VLASIC LOGO]
             (Exact name of registrant as specified in its charter)

        NEW JERSEY              1-13933                    52-2067518
(STATE OF INCORPORATION)      (COMMISSION      (IRS EMPLOYER IDENTIFICATION NO.)
                              FILE NUMBER)



                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                        TELEPHONE NUMBER: (856) 969-7100

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ITEM 5.      OTHER EVENTS

           The information included in this item is set forth in a press release issued by us and dated January 10, 2001, announcing the voluntary resignation of Robert F. Bernstock as President and Chief Executive Officer and as a member of the Board of Directors of Vlasic Foods International Inc. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VLASIC FOODS INTERNATIONAL INC.



Date:  January 12, 2001                      By:  /s/ JOSEPH ADLER
                                                --------------------------------
                                                         Joseph Adler
                                                 Vice President and Controller
                                                   (Principal Financial and
                                                      Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT
  NO.                      DESCRIPTION
  ---                      ------------
  99.1                     Press release announcing the voluntary resignation
                           of Robert F. Bernstock as President and Chief
                           Executive Officer and as a member of the Board of Directors of Vlasic Foods International Inc.

                                                                    EXHIBIT 99.1


CONTACT: Kevin G. Lowery
         (856) 969-7417



                         VLASIC FOODS BOARD OF DIRECTORS

                   ACCEPTS RESIGNATION OF ROBERT F. BERNSTOCK

           Company Hires Goldin Associates to Lead Interim Management.
           -----------------------------------------------------------



CHERRY HILL, NJ - JANUARY 10, 2001 - Vlasic Foods International (NYSE:VL) today announced that its Board of Directors has accepted the voluntary resignation of Robert F. Bernstock as President and Chief Executive Officer and as a member of the Board effective immediately. Mr. Bernstock is leaving Vlasic Foods to join another company, which is expected to be announced shortly. The Board expressed its appreciation for all of Mr. Bernstock's contributions to Vlasic Foods.

         The Company also announced that it has hired the firm of Goldin Associates, a management consultant and financial advisor, to provide interim management services and to assist the company in implementing a financial restructuring and its strategic review process with Lazard Freres. Goldin Associates will assume the responsibilities previously performed by Mr. Bernstock. The Goldin Associates team is headed by David Pauker, a managing director of the firm, who will report directly to the Board of Directors.

         Mr. Pauker said, "I look forward to working together with the management of Vlasic Foods. After initial review of the Company, it is clear the team is quite strong and talented and the company's brand positions are enviable."

         Mr. Bernstock stated, "We have achieved much since our spin-off. We have done great things considering the hand we were dealt. I will forever appreciate and remember the spirit, dedication and achievements of my fellow colleagues at Vlasic Foods."


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FORWARD LOOKING STATEMENT

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company believes the assumptions underlying the forward-looking statements, including those relating to personnel and the strategic review process are reasonable. However, any of the assumptions could be inaccurate, and therefore there can be no assurance that the forward-looking statements contained in this release will prove to be accurate. Additional information that could cause actual results to vary materially from the results anticipated may be found in the Company's most recent Form 10-K and other reports filed with the Securities Exchange Commission. Furthermore, the Company disclaims any obligation or intent to update any such factors or forward-looking statements to disclaim future events and developments.